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                                     LEASE

     AGREEMENT OF LEASE, made this 31st day of October, 1996 between Anthony L. Mihalovich (hereinafter referred to as "Landlord") and David White, Inc., a Wisconsin corporation (hereinafter referred to as "Tenant").

     WITNESSETH:

     Landlord, in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of Tenant, to be paid, kept and performed, has leased, rented, let and demise unto Tenant, and Tenant does hereby take and hire upon and subject to the conditions hereinafter expressed, the building and improvements located at 11711 River Lane, Village of Germantown, County of Washington, Wisconsin, legal description per attached Exhibit "A" (hereinafter referred to as the "Premises"). The Premises are leased subject to the following:

     a. Zoning regulations and zoning ordinances of the city, town or village in which the Premises lie;

     b. All covenants, reservations, restrictions, agreements and/or easements of record pursuant to which Landlord acquired title to the Premises;

     c. The liens of real estate taxes, sewer and water charges and other charges, accruing on and after the date of this Lease;

     d.  Any state of facts an accurate survey may disclose.

     TO HAVE AND TO HOLD the Premises unto Tenant, for a term of approximately eight (8) months, to commence on the 1st day of November, 1996, and to expire at midnight on the 30th day of June, 1997 or until said term shall sooner cease and expire under the provisions hereof.

     This Lease and agreement is made on the following covenants, agreements, terms, provisions, conditions and limitations, all of which Landlord and Tenant covenant and agree to perform and observe:

                                    I. RENT

     A. Landlord reserves and Tenant covenants and agrees to pay to Landlord without demand, at the office of Landlord as set forth hereinabove, or elsewhere as designated from time to time by written notice to Tenant and in the manner herein prescribed for payment thereof, a monthly rent for the Premises payable in equal monthly installments of $9,210.83, plus one twelfth (1/12th) of the estimated real estate taxes based upon the real estate tax statement for the year 1995 in the sum of $1,636.53, for a total
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monthly payment of $10,847.36 in advance on the first day of each month throughout the term of the Lease commencing the 1st day of November, 1996. Commencing January 1, 1997, said monthly rate shall be increased based upon any increase in real estate taxes for the 1996 year for the premises, so that Tenant will be paying one twelfth (1/12th) of said tax each month during the remaining term of this Lease based upon the most recent real estate tax statement available.

     B. It is understood and agreed that this Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of Landlord and Tenant.

     C. Rent shall be payable in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of Landlord or such place as Landlord may designate, without any setoff or deduction whatsoever.

     D. If Tenant fails to pay rent or any other amount due to Landlord hereunder, Landlord will be entitled to interest on the unpaid amount at the rate of one and one-half percent (1 1/2%) per month (or the highest contract rate permitted to be charged by law, whichever is lower) from the date of default, compounded monthly.

                              II.  ADDITIONAL RENT

     Tenant shall, during the term, as additional rent (hereinafter sometimes referred to as the "additional rent"), pay and discharge, within thirty (30) days after the same shall become due and payable, all real property taxes, assessments, water rates and charges, sewer rates and charges and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof, and all fees and charges of public and governmental authorities for construction, maintenance, occupation or use during the term, of any space in, over or under any sidewalk or street on or adjacent to the Premises, or for construction, maintenance or use during the term of any part of any building covered hereby within the limits of any street, which shall or may during the term be charged, laid, levied, addressed, imposed, become due and payable or liens upon or for the Premises or any part thereof, or any building, appurtenances or equipment thereof or therein or any part hereof, or the sidewalks or streets in front of or adjoining the Premises, and all taxes charged, laid, levied, assessed or imposed in lieu of the foregoing, together with all interest and penalties thereof, under or by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of the Federal, State, County and City governments and all other governmental authorities whatsoever. To the extent that the same

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may be permitted by law, Tenant shall have the right to apply for the conversion of any assessment for local improvements in order to cause the same to be payable in annual installments, and upon such conversion Tenant shall pay and discharge punctually said installments as they shall become due and payable during the term, provided, however, that Tenant shall be required to pay and discharge the prorated share of all of the items enumerated in the first sentence of this Article II due and payable upon the expiration of the term of any renewal term hereof. Tenant shall also pay, within ten (10) days after the same shall become due and payable, all charges for water, heat, gas, hot water, electricity, sewer, and any other service or services furnished to the Premises or the occupants thereof during the term of this Lease, it being understood that no such charge or service shall become a lien against the Premises or be payable by Landlord. Tenant shall be deemed to have complied with the covenants of this Article II if payment of such tax, assessment, water charge, sewer charge or other governmental imposition or charge shall have been made, either within any grace period allowed by law or by the governmental authority imposing the same during which payment is permitted without penalty or interest, or before the expiration of the term or any renewal term hereof, whichever is the first to occur, and Tenant shall, within five (5) days after the time above provided for the payment by Tenant of the items enumerated above, produce and exhibit to Landlord receipted bills or sufficient and adequate copies of same, as proof of such payment.

                                  III. REPAIRS

     Any and all buildings and improvements which are now or may be erected or placed upon the Premises at any time during said term shall be kept, outside and inside, including sidewalks, parking areas or lots, and grounds or streets in front or appurtenant to the same, in good and substantial order and repair by Tenant at its sole cost and expense, and Tenant shall comply with all the laws, ordinances, orders, regulations, rules and requirements of every kind and nature. Tenant shall have the right to contest or review any notice, order, rule, regulation, requirement, violation or penalty issued against the Premises by legal proceedings or in such other manner as he deems suitable, provided that such action will not subject Landlord to criminal penalties of any nature, and may have, if able, any such notice, order, rule, regulation, requirement, violation or penalty canceled, removed or revoked without actual compliance with the same, and if such actions or proceedings are instituted, they shall be conducted promptly at the expense of Tenant and free of expense to Landlord, provided, however, that Landlord shall, upon request of Tenant, join as a party to any such proceeding and shall execute at the request of Tenant all such documents as shall be necessary to successfully prosecute such proceedings, and Tenant shall reimburse Landlord for any expenses incurred by Landlord in connection therewith; and, if as a result of any such actions or proceedings, any notice, order,


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rule, regulation, requirement, violation or penalty is modified or partially revoked or canceled, Tenant shall be obligated to comply only with that part thereof which shall remain in force and effect. The legal proceedings herein referred to shall include appropriate appeals from any judgments, decrees or orders but all such legal proceedings and appeals shall be begun as reasonably soon as possible after the filing of any such notice, order, rule, regulation, requirements, violation or penalty and shall be prosecuted to final adjudication with all promptness and dispatch. If and whenever any such notice, order, rule, regulation, requirement, violation or penalty shall become absolute against Tenant and the Premises or against Landlord, after contest thereof, Tenant shall then comply with the same, with due diligence and if Tenant, within ten (10) days thereof, shall not be engaged in complying with the same and diligently prosecute the same, Landlord may comply therewith and the provisions contained in the paragraph of this Lease headed "REPAYMENT TO LANDLORD" shall apply. Landlord and its agents and other representatives shall have the right to enter into and upon the Premises or any part thereof at all reasonable hours for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof, which right to make repairs or alterations shall, however, be subject and subordinate to each and every provision contained in this Agreement applicable to repairs or alterations. Tenant, however, is not under any obligation to make any repairs, alterations or improvements of structural nature, but Landlord shall make all such repairs, alterations and improvements at his own cost and expense.

                        IV.  INDEMNIFICATION OF LANDLORD

     Tenant shall hold Landlord harmless against any and all claims, damages, suits or causes of action for damages arising after the commencement of and during the term hereof, or any renewal term hereof, and any orders, decrees or judgments which may be entered therein, brought for damages or alleged damages resulting from any injury to person or property or from loss of life sustained in or about the Premises and the buildings and improvements thereon, or in or upon the sidewalks or streets in front of or appurtenant to, by any person or persons whatsoever, irrespective of how the same may be caused. It is the intention and agreement that Landlord shall not be liable for any personal injuries or damage to Tenant, its agents or employees, invitees, trespassers or to any other persons or to any occupant of any part of the Premises, or for any injury or damage to any goods, wares, merchandise, equipment or property of Tenant, or of any occupant of any part of the Premises, irrespective of how the same may be caused, whether from action of the elements or acts of negligence of the owner or occupants of the adjacent properties. Tenant shall and will indemnify and save harmless Landlord of and from any and all liability, loss, damage or expense, cause of action, suits,


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claims and judgments, including reasonable legal expenses in connection with defending against such action, suit or claim, arising from injury to person or property of any and every nature and for any matter or thing growing out of the occupation of the Premises, or any part thereof, or arising or growing out of the use, occupation, management or possession of the Premises, or of any building thereon, or any part thereof or sidewalks adjacent thereto, occasioned by Tenant, its agents, employees, occupants, invitees or trespassers of any part of the Premises, or by their agents or employees, respectively, or which may be occasioned by any person or thing whatsoever, at any time during the term hereof, irrespective of how the same may be caused.

                                  V. INSURANCE

        A. Tenant shall, throughout the term of this Lease, at its own cost and expense, provide and keep in force for the benefit of Landlord, insurance against loss or damage or injury or destruction of any building or buildings new or hereafter erected on the Premises resulting from fire, or from any hazard included in the so-called extended coverage endorsement, (including sprinkler leakage, collapse and vandalism and malicious mischief) in such company or companies as may be reasonably acceptable to Landlord, and if more than one company is used, with such distribution of the amount thereof among such companies as may be approved by Landlord. In addition to the foregoing, Tenant shall, at its own cost and expense, provide and keep in force for the benefit of Landlord, insurance against loss or damage or injury or destruction of any building or buildings now or hereafter erected on the Premises resulting from water damage. Tenant shall provide and keep in force all such insurance in an amount equal to one hundred percent (100%) of the full replacement cost of the building, including the fixtures and equipment therein. If, at any time, Landlord and Tenant cannot agree as to the full replacement cost of the building and the fixtures and equipment, the value of same shall be determined by the insurance company by whom the policy or policies of insurance are being maintained, and the amount of insurance so determined shall be the amount of insurance to be carried. Such insurance policies shall exclude foundations, excavating, and the usual items customarily excluded in such insurance policies. Where reference is made to fixtures and equipment, the parties hereto intend that the same be fixtures and equipment appurtenant to and used in connection with the operation of the building.

        B. Tenant shall provide and maintain general liability insurance (including personal injury and property damage) in the single limit amount of Five Hundred Thousand and No/100's Dollars ($500,000.00) and an umbrella policy of Three Million and No/100's Dollars ($3,000,000.00) and such policies shall inure to both Landlord and Tenant; and Tenant shall pay the premium on all said policies from time to time; and Tenant shall deliver to Landlord certificates for said policies. Tenant will arrange to have

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Landlord named as a party insured under said policy, entitled to the full benefits and protection afforded by the provisions of said policy.

        C. Each such policy or certificate thereof issued by the insurer shall, to the extent obtainable, contain an agreement by the insurer that such policy shall not be canceled without at least ten (10) days' prior written notice to Landlord. Tenant shall have the right to take out such insurance under a blanket insurance policy or policies which can cover other properties owned or occupied by Tenant, as well as the Premises.

        D. Upon the failure at any time on the part of Tenant to procure and deliver to Landlord any of the policies of insurance or certificates as hereinabove provided, at least twenty (20) days before the expiration of the prior insurance policies, if any, or to pay the premiums therefor, Landlord shall be at liberty from time to time, as often as such failure shall occur, to procure such insurance for a term not exceeding one (1) year and to pay the premiums therefor, and any sums paid for insurance by Landlord shall be and become and are hereby declared to be rent under this Lease forthwith due and payable, and shall be collectible accordingly.

                          VI. BANKRUPTCY OR INSOLVENCY

        If at any time during the term of this Lease or any renewal or extension of this Lease, Tenant shall voluntarily petition or ask for reorganization under the Bankruptcy Laws or shall take advantage of any insolvency act by voluntary petition or assignment for the benefit of creditors, or if Tenant shall be adjudicated a bankrupt through involuntary proceedings, or if in any such involuntary proceedings a receiver, trustee, assignee or other similar custodian of Tenant's property shall be appointed, then and in any such event, Tenant shall be deemed to be in default of this Lease, and Landlord may, at its option, upon at least ten (10) days' notice, declare this Lease terminated and of no further force or effect.

                                   VII. LIENS

        If any mechanic's or other lien or order for the payment of money shall be filed against the Premises or any building or improvement thereon by reason of any change, alteration, addition or new building, or the cost or expense thereof, or any contract relating to the same, or against Landlord as owner thereof, as a result of or arising out of any labor or material furnished, or alleged to have been furnished, or to be furnished, to or for the Tenant at the Premises, Tenant shall, within thirty (30) days after notice to Tenant of the filing thereof, cause the same to be canceled and discharged of record by bond or court order at the election of Tenant, but in a manner to the reasonable satisfaction


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of Landlord and shall also defend for Landlord, at Tenant's sole cost and expense, any action, suit or proceeding which may be brought thereon, or for the enforcement of the same, and will pay any damages and satisfy and discharge any judgment entered therein and save harmless Landlord from any liability, claim or damage resulting therefrom.

                        VIII. ASSIGNMENT AND SUBLETTING

        Tenant may not at any time assign this Lease or sublet or underlet the Premises to a person, firm or corporation, without the prior written consent of Landlord. It is expressly agreed between the parties that no assignment, subletting or underletting of the Premises shall in any way relieve Tenant of any of his obligations under the terms and provisions of this Lease.

                   IX. ALTERATIONS, IMPROVEMENTS & ADDITIONS

        Subject to the compliance with and observance of all of the terms, conditions, covenants and agreements provided for in this Lease, Tenant shall have the right to make alterations, improvements and additions in and to the Premises, provided, however, that Tenant notify Landlord of his intention to make such alterations, improvements and/or additions in writing prior to the commencement of any such work and obtain the prior written approval of the Landlord. Upon approval of Landlord of such work, Tenant shall, prior to the commencement of any work procure and deliver to Landlord a performance and payment bond in an amount equal to the estimated cost of construction of such alteration, improvement and/or addition executed by a surety company or companies reasonably satisfactory to Landlord, which shall be in a form approved by Landlord guaranteeing that Tenant shall and will:

                1. Make, erect and complete the proposed improvement in accordance with such plans and specifications therefor and in compliance with the building code and all laws, ordinances, rules, regulations and orders of any governmental bureau, body or officer having competent authority to make the same and which may be applicable to the erection or construction of said improvement.

                2. Complete said improvement within the time to be therein specified and fully pay for the same at the times and in the manner as fixed by contracts therefor.

                3. Perform any and all duties which are or may be legally imposed on Landlord as owner of the Premises in connection with the construction and obtain any necessary certificate of occupancy therefor.

        Tenant further agrees that at all time during construction, Tenant will indemnify and keep indemnified Landlord against loss on


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account of injuries to person or property and against loss by way of penalties or otherwise on account of the failure of Tenant to perform or fulfill any duty imposed upon Landlord in or arising out of or connected with the intended construction, either by appropriate endorsement on the policy or policies of general liability insurance referred to in this Lease, or by obtaining policies of insurance with the same limitations of coverage to cover Landlord and Tenant during such construction.

                               X. USE OF PROPERTY

        Tenant will not commit or suffer any waste or damage, to the Premises or any part thereof, nor shall Tenant use or allow the Premises or any part thereof to be used or occupied for any unlawful purpose or use or occupy the Premises in any way which may make void or voidable any insurance then in force with respect to the Premises.

                           XI. OPTION TO EXTEND LEASE

        Provided that Tenant is not in default of any of the terms and conditions set forth herein, Tenant may extend its Lease on a month-to-month basis by so notifying Landlord in writing on or before April 30, 1997, that Tenant desires to occupy the Premises on a month-to-month basis upon the same terms and conditions as contained herein.

                                  XII. DEFAULT

        A.      Each of the following shall be an "Event of Default":

                1. Failure of Tenant to pay any installment of rent or any part thereof or any other payments of money, costs or expenses herein agreed to be paid by Tenant after the same shall become due and payable and the continuance of such failure for a period of ten (10) days after the due date;

                2. Failure of Tenant to observe or perform one or more of the other terms, conditions, covenants or agreements of this Lease and the continuance of such failure for a period of thirty (30) days after written notice by Landlord specifying such failure (unless such failure requires work to be performed, acts to be done or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty (30) day period, in which case no default shall be deemed to exist so long as Tenant shall have commenced during the same within such thirty (30) day period and shall diligently and continuously prosecute the same to completion;



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                3.      The filing or execution or occurrence of:

                        (i) a petition in bankruptcy by or against Tenant;

                        (ii) a petition by or against Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the Bankruptcy Act;

                        (iii) adjudication of Tenant as a bankrupt or insolvent, or insolvency in the bankruptcy or equity sense;

                        (iv) an assignment by Tenant for the benefit of creditors, whether by trust, mortgage or otherwise;

                        (v) a petition or other proceeding by or against Tenant for, or the appointment of, a trustee, receiver, guardian, conservator or liquidator of Tenant with respect to all or substantially all of his property; or

                        (vi) a petition or other proceeding by or against Tenant for the taking of possession of the property of Tenant by any governmental authority in connection with dissolution or liquidation.

                4. Abandonment of the Premises for more than thirty (30) days.

        B. In the event of the termination of this Lease either by operation of law or if an Event of Default shall occur, Landlord may, without notice, re-enter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor, and Tenant shall nevertheless remain and continue liable to Landlord in a sum equal to all rent and other payments and charges reserved herein for the remainder of the term hereof. If Landlord shall so re-enter, Landlord may, at its option, repair and alter the Premises in such manner as Landlord may deem necessary or advisable and/or let or relet the Premises or any parts thereof for the whole or any part of the remainder of the term hereof or for a longer period, in Landlord's name or as agent of Tenant, and out of any rent collected or received as a result of such letting or reletting Landlord shall first, pay to itself the cost and expense of retaking, repossession, repairing and/or altering the Premises and the cost and expenses of removing all persons and property therefrom; second, pay to itself the cost and expense sustained in securing any new tenants, and if Landlord shall maintain and operate the Premises the cost and expense of operating and maintaining the Premises; and third, pay to itself any balance

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remaining on account of the liability of Tenant to Landlord for the sum equal to all rent and other payments and charges reserved herein and unpaid by Tenant for the remainder of the term hereof. No re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall absolve or discharge Tenant from liability hereunder. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due on any such reletting. Should any rent so collected by Landlord after the aforementioned payments be insufficient fully to pay Landlord a sum equal to all such rent and other payments and charges reserved herein, the deficiency shall be paid by Tenant on the rent days herein specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing; and the Tenant shall be and remain liable for any such deficiency.

     C. Suit or suits for the recovery of such deficiency or damages or for a sum equal to any installment or installments of rent, taxes, insurance and other charge hereunder, may be brought by Landlord, from time to time, at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this Lease or the term hereof would have expired had there been no such default by Tenant or termination.

     D. No receipt of monies by Landlord from Tenant or any other person after termination of this Lease, or after the giving of any notice of termination of this Lease, shall reinstate, continue or extend the term of this Lease or affect any notice theretofore given to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of rent and other sum or sums of money and other charges herein reserved and agreed to be paid by Tenant then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper remedy, except as herein otherwise expressly provided, it being agreed that after the service of notice to terminate this Lease or the commencement of suit or summary proceedings, or after final order or judgment for the possession of the Premises, Landlord may demand, receive and collect any monies due or thereafter falling due without in any manner affecting such notice, proceeding, order, suit or judgment, except as herein otherwise specifically provided, all such monies collected being deemed payments on account of the use and occupation of the Premises, or at the election of Landlord, on account of Tenant's liability hereunder.

     E. Tenant shall pay to Landlord all costs and expenses, including reasonable attorneys' fees, incurred in enforcing any of the convenants and provisions of this Lease and incurred in any action brought on account of the provisions hereof, and all such costs, expenses and attorneys' fees may be included in and form a part of any judgment entered in any proceeding brought on or under this Lease. All of the sums paid or obligations incurred as aforesaid, with interest and costs, shall be paid within five (5)



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days of the rendition of any bill or statement therefor.

     F. In the event of a termination of this Lease by reason of the occurrence
of an Event of Default or breach by Tenant hereunder:    all unexpired insurance
premiums, all deposits theretofore made by Tenant with utility companies, all rights of Tenant under all insurance policies, any claims for refund of any impositions any pending claims for insurance proceeds or condemnation awards, all monies and securities of Tenant then held by Landlord and all fuel and supplies on the Premises shall be deemed to be and are hereby assigned to and transferred to Landlord.

     G. No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy available upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

                                 XIII. HOLDOVER

     Subject to Tenant's option to extend the Lease pursuant to Article XI, Tenant shall pay Landlord for each day Tenant retains possession of the Premises or any part thereof after termination hereof, by lapse of time or otherwise, at two (2) times the minimum rental set forth in Article I above plus all other charges payable by Tenant hereunder, for the last period prior to the date of such termination, and also pay all damages sustained by Landlord by reason of such retention or, if Landlord gives written notice to Tenant of Landlord's election thereof, such holding over shall constitute an extension of this Lease for a period from month to month on the terms and conditions of this Lease. This provision shall not be deemed to waive Landlord's right of re-entry or any other right hereunder or at law.

                                XIV.  SURRENDER

     Tenant shall and will on the last day of the term hereof, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises pursuant to the provisions of this Lease, well and truly surrender and deliver up into the possession and use of Landlord, without fraud or delay, the Premises and also all pipes, plumbing, electric wires, heating and air conditioning

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systems and equipment in good repair, order and conditions (except for (i)
normal wear and tear, and (ii) damage which Tenant is not obligated to repair caused by fire or other insured cause or as a result of condemnation), broom clean and free and clear of all liens and encumbrances other than those, if any, created by Landlord. Furniture, trade fixtures and business equipment owned by Tenant and not leased herein (not constituting part of the Premises) may be removed by Tenant at or prior to the termination of this Lease, and all of Tenant's signs shall, if requested by Landlord, be removed by Tenant prior to the termination hereof. Any structural injury to the building or other injury which necessitates fundamental changes in or repairs to the building caused by such removal shall be repaired by Tenant. Any personal property of Tenant which shall remain in the building after the termination of this Lease and/or the removal of Tenant from the building, may, at the option of Landlord, be deemed to have been abandoned by Tenant and either may be retained by Landlord as the property of Landlord or be disposed of without accountability, in such manner as Landlord sees fit. Any expenses incurred by Landlord in disposing of same shall be charged to, and paid by, Tenant.

                               XV.  CONDEMNATION

     A. If all of the Premises are taken by any condemning authority under the power of eminent domain or otherwise, or by any purchase or other acquisition in lieu of eminent domain or otherwise, the term shall terminate as of the date when title to the Premises is acquired by the condemning authority.

     B. If only a part of the Premises is taken by any condemning authority under the power of eminent domain or otherwise, or by any purchase or other acquisition in lieu of eminent domain or otherwise, or if such taking results in a substantial interference with the business which Tenant is conducting on the Premises, Tenant shall have the option either (a) to terminate the Lease by giving notice to that effect to Landlord (in which event the Lease shall terminate as of the date when title to the Premises is acquired by the condemning authority) or (b) ask Landlord to restore the premises within sixty
(60) days after the date when possession of the Premises is acquired by the condemning authority to a condition reasonably comparable to the condition and size of the Premises immediately prior to the date of such possession, in which event the rent payable by Tenant to Landlord shall be reduced by the same percentage that the total area of the Premises is reduced as a result of such taking or other acquisition.

     C. If the term is terminated in accordance with subparagraph A or B above, the rent and any monies payable by Tenant under this Lease shall be apportioned to the date of possession of the Premises by the condemning authority whose taking occasioned such termination.

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     D.  Any award or payment to which Landlord may be or become entitled by reason of any taking of the Premises or part thereof in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary acquisition of the use or occupancy of the Premises or part thereof by any governmental authority, civil or military, whether the same shall be paid or payable in respect of Tenant's leasehold interest hereunder or otherwise, shall be paid to Landlord.

                            XVI.  SUPPLY OF SERVICES

     Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the Premises, except as provided in
Article III.

                            XVII.  PRESENT CONDITION

     Tenant has examined the Premises and accepts the buildings and improvements thereon in their present condition and without any representation or warranty by Landlord as to the condition of said buildings or as to the use or occupancy which may be made thereof, and Landlord shall not be responsible for any latent defect or change of condition in the buildings, and the rent hereunder shall in no case be withheld or diminished on account of any defect in the building, nor for any change in their conditions, nor for any damage occurring thereto except as otherwise provided in this Lease, nor because of the existence of any violations in any Municipal Departments. The approval of Landlord of any plans or specifications shall not constitute a representation that they comply with the laws, orders, ordinances and regulations of the public authorities, or that the use or occupancy indicated in said plans or specifications is legal. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance of the Premises and accepts same "As Is" in its present condition.

                              XVIII.  MODIFICATION

        None of the covenants, terms, agreements and conditions of this Lease shall in any manner be altered, waived, changed or abandoned, nor shall the term hereof or any part thereof be surrendered except by a written instrument signed, sealed, acknowledged and delivered by the parties hereto. This Lease contains the entire agreement between the parties and any executory agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.


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                                XIX.  NOTICES

        Any notices required to be given under this Lease, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing, addressed to the respective party as set forth herein or to such other address as either party shall hereafter furnish to the other by registered mail for that purpose, and the same shall be given and shall be deemed to have been served and given in the case of Landlord when Tenant shall have received such notice, and in the case of Tenant when Landlord shall have received such notice.

                   XX.  INVALIDITY OF PARTICULAR PROVISIONS

        If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or enforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                               XXI.  NO WAIVER

        No failure by Landlord or Tenant to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy available upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by Tenant or Landlord, as the case may be, and no breach thereof shall be waived, altered or modified except by a written instrument executed by Landlord, or Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.


                             XII.  MISCELLANEOUS

        A. As used in this Lease, the term "Landlord" means the owner of the fee title to the Premises. In the event of any sale or transfer of the fee title to the Premises, the transferor shall be relieved of all obligations of Landlord hereunder arising from and after the date of such sale or transfer.


        B. Landlord shall not be liable, under any expressed or implied covenant of this Lease, for any damages to Tenant beyond the loss of rent reserved by this Lease, for any damages to Tenant beyond the loss of rent reserved by this Lease accruing after any


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act or breach of covenant for which damages may be sought to be recovered against Landlord. Tenant agrees to look solely to the then equity of Landlord in the Premises for the satisfaction of the remedies by Tenant in the event of a breach by Landlord of any of the covenants or conditions hereof.

        IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and executed this Lease on the day and year first above written.

                                   LANDLORD:

                                   Anthony L. Mihalovich, Jr.
                                   ---------------------------
                                   Anthony L. Mihalovich, Jr.


                                   TENANT:

                                   DAVID WHITE, INC.

                                   By: James L. Younk
                                       ---------------------
                                       Vice-President Finance

                                   was also signed by
                                   Steven M. Smith




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                                 EXHIBIT "A"

                        LEGAL DESCRIPTION OF PREMISES














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